KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Consolidated Portfolio of Investments - March 31, 2024 (Unaudited)

COLLATERALIZED LOAN OBLIGATIONS - 92.7%	Par	Value
37 Capital CLO, Series 2023-1A, Class A1, 7.36% (3 mo. Term SOFR + 2.05%), 04/15/2036(a)	$500,000	$502,024
Apidos CLO
Series 2022-40A, Class A1, 7.11% (3 mo. Term SOFR + 1.80%), 07/15/2035(a)	350,000	350,405
Series 2023-43A, Class A2, 7.37% (3 mo. Term SOFR + 2.05%), 04/25/2035(a)	500,000	500,896
Atlas Senior Loan Fund Ltd., Series 2019-14A, Class BR, 7.53% (3 mo. Term SOFR + 2.21%), 07/20/2032(a)	500,000	497,526
Babson CLO Ltd./Cayman Islands, Series 2023-1A, Class A, 7.07% (3 mo. Term SOFR + 1.75%), 04/20/2036(a)	550,000	551,095
Battery Park CLO, Series 2022-1A, Class A1, 7.53% (3 mo. Term SOFR + 2.21%), 10/20/2035(a)	500,000	503,287
Benefit Street Partners CLO Ltd.
Series 2022-27A, Class A1, 7.12% (3 mo. Term SOFR + 1.80%), 07/20/2035(a)	480,000	481,515
Series 2022-28A, Class A, 7.22% (3 mo. Term SOFR + 1.90%), 10/20/2035(a)	500,000	500,721
Bryant Park Funding Ltd., Series 2023-21A, Class B, 8.24% (3 mo. Term SOFR + 2.75%), 10/18/2036(a)	250,000	252,292
Carlyle Global Market Strategies, Series 2023-3A, Class B, 7.91% (3 mo. Term SOFR + 2.60%), 10/15/2036(a)	450,000	454,471
Fortress Credit BSL Ltd., Series 2023-1A, Class AT, 7.57% (3 mo. Term SOFR + 2.25%), 04/23/2036(a)	500,000	503,566
Golub Capital Partners CLO Ltd., Series 2023-70A, Class B, 7.84% (3 mo. Term SOFR + 2.50%), 10/25/2036(a)	250,000	251,720
ICG US CLO Ltd., Series 2023-1A, Class B, 8.30% (3 mo. Term SOFR + 3.00%), 07/18/2036(a)	500,000	503,067
Katayma CLO Ltd., Series 2023-1A, Class B, 7.97% (3 mo. Term SOFR + 2.65%), 10/20/2036(a)	250,000	251,997
Magnetite CLO Ltd., Series 2023-37A, Class B, 7.73% (3 mo. Term SOFR + 2.30%), 10/20/2036(a)	500,000	502,944
Man GLG US CLO, Series 2023-1A, Class A, 7.62% (3 mo. Term SOFR + 2.30%), 07/20/2035(a)	500,000	502,560
Mountain View CLO Ltd., Series 2019-2A, Class B1, 7.73% (3 mo. Term SOFR + 2.41%), 01/15/2033(a)	450,000	448,972
Octagon 67 Ltd., Series 2023-1A, Class A1, 7.12% (3 mo. Term SOFR + 1.80%), 04/25/2036(a)	500,000	501,003
Orion CLO Ltd., Series 2023-2A, Class B, 8.06% (3 mo. Term SOFR + 2.75%), 01/25/2037(a)	250,000	252,421
Palmer Square CLO Ltd., Series 2022-3A, Class A1, 7.12% (3 mo. Term SOFR + 1.80%), 07/20/2035(a)	500,000	500,492
Palmer Square Loan Funding Ltd., Series 2022-4A, Class A2, 7.62% (3 mo. Term SOFR + 2.30%), 07/24/2031(a)	430,000	430,050
Post CLO, Series 2023-1A, Class A, 7.27% (3 mo. Term SOFR + 1.95%), 04/20/2036(a)	500,000	501,249
Rad CLO, Series 2023-20A, Class B, 8.06% (3 mo. Term SOFR + 2.65%), 07/20/2036(a)	500,000	504,537
Regatta Funding Ltd., Series 2019-2A, Class B, 7.63% (3 mo. Term SOFR + 2.31%), 01/15/2033(a)	500,000	503,833
Venture CDO Ltd.
Series 2013-15A, Class BR3, 7.45% (3 mo. Term SOFR + 2.13%), 07/15/2032(a)	250,000	249,735
Series 2023-48A, Class B1, 8.07% (3 mo. Term SOFR + 2.75%), 10/20/2036(a)	500,000	503,655
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $11,434,439)		11,506,033

TOTAL INVESTMENTS - 92.7% (Cost $11,434,439)		$11,506,033
Other Assets in Excess of Liabilities – 7.3%		915,673
TOTAL NET ASSETS - 100.0%		$12,421,706

Percentages are stated as a percent of net assets.

SOFR - Secured Overnight Financing Rate

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $11,506,033 or 92.6% of the Fund’s net assets.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third-party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2024, 1.13%, 1.66%, 2.78%, and 0.09% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolio and Spin-off Fund did not hold any fair-valued securities at March 31, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Multi-Disciplinary Income Portfolio

The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio's net assets as of March 31, 2024:

Assets^	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligation	$–	$11,506,033	$–	$11,506,033
Total Investments in Securities	$–	$11,506,033	$–	$11,506,033

As of March 31, 2024, there were no investments in Level 3 securities.

During the period ended March 31, 2024, there were no transfers into or out of Level 3.

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.